Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Eventiko, Inc. (the “Company”) on Form 10-Q for the quarter ended January 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Miklos Pal Auer, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2022	By:	/s/ Miklos Pal Auer
Miklos Pal Auer
Chief Executive Officer and Chief Financial Officer